SCHEDULE 14A INFORMATION
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The Ultimate Software Group, Inc.

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THE ULTIMATE SOFTWARE GROUP, INC.
2000 ULTIMATE WAY
WESTON, FLORIDA 33326
April 8, 2005
Dear Stockholder:
      You are cordially invited to attend the 2005 Annual Meeting of Stockholders of The Ultimate Software Group, Inc. (the “Company” or “Ultimate Software”), which will be held on Tuesday, May 17, 2005, at 10:00 a.m. (EDT), at the Company’s principal corporate office at 2000 Ultimate Way, Weston, Florida 33326 (the “Annual Meeting”).
      The principal business of the meeting will be (i) to elect two directors to serve for a three-year term or until their successors are duly elected and qualified; (ii) to approve the 2005 Equity and Incentive Plan; and (iii) to transact such other business as may properly come before the meeting or any postponement or adjournment thereof. During the Annual Meeting, we will also review the results of the past fiscal year and report on significant aspects of our operations during the first quarter of fiscal 2005.
      Whether you plan to attend the Annual Meeting or not, please complete, sign, date and return the enclosed proxy card in the postage prepaid envelope provided so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.
      For your benefit, enclosed is a copy of Ultimate Software’s Annual Report to Stockholders, including our Annual Report on Form 10-K filed with the Securities and Exchange Commission, which includes audited financial statements and notes thereto. We thank you for your continued interest in Ultimate Software.

Sincerely yours,

Scott Scherr
Chairman, President and Chief Executive Officer

THE ULTIMATE SOFTWARE GROUP, INC.
2000 ULTIMATE WAY
WESTON, FLORIDA 33326
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2005
TO THE STOCKHOLDERS OF THE ULTIMATE SOFTWARE GROUP, INC.:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Ultimate Software Group, Inc. (the “Company”) will be held on Tuesday, May 17, 2005, at 10:00 a.m. (EDT), at the Company’s principal corporate office at 2000 Ultimate Way, Weston, Florida 33326 for the following purposes:

1. To elect two directors to serve until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To approve the Company’s 2005 Equity and Incentive Plan; and

3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.
      Holders of record of the voting stock of the Company at the close of business on March 18, 2005 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
      Enclosed are a Proxy Statement, a form of proxy and an addressed return envelope. ALL STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO BE PRESENT AT THE MEETING, ARE REQUESTED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Stockholders who attend the meeting may, if they desire, revoke their proxies and vote in person.

By Order of the Board of Directors:

Vivian Maza
Secretary
Weston, Florida
April 8, 2005

THE ULTIMATE SOFTWARE GROUP, INC.
2000 ULTIMATE WAY
WESTON, FLORIDA 33326
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
MAY 17, 2005
      The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of The Ultimate Software Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 17, 2005, at 10:00 a.m. (EDT), at the Company’s principal corporate office at 2000 Ultimate Way, Weston, Florida 33326 and at any postponement or adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy and the Company’s Annual Report to Stockholders for 2004 including therewith the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, (the “Form 10-K”), are first being mailed to stockholders commencing on or about April 8, 2005.
      Proxies are being solicited from holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”). If a proxy is properly executed and returned, the shares represented by it will be voted and, where specification is made by the stockholder as provided in such proxy, will be voted in accordance with such specification. Unless a stockholder specifies otherwise, all shares represented by valid proxies will be voted (i) FOR the election of the persons named in this Proxy Statement as nominees of the Company under the heading “Election of Directors;” (ii) FOR the approval of the Company’s 2005 Equity and Incentive Plan and (iii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment thereof.
SOLICITATION OF PROXIES
      The Company is paying the costs of solicitation, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by directors, officers and other employees of the Company without additional compensation. Brokers, dealers, banks, voting trusts, custodians and other institutions, and their nominees, who are holders of shares of the Company’s Common Stock on the Record Date, referred to below, will be requested to forward the soliciting material to the beneficial owners of such shares of Common Stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such institutions for their reasonable expenses in forwarding proxy material to their beneficial owners.
VOTING RIGHTS AND PROCEDURES
      Only stockholders of record of the Common Stock of the Company at the close of business on March 18, 2005 (the “Record Date”), will be entitled to vote at the Annual Meeting. As of that date, a total of 22,685,825 shares of Common Stock were outstanding, each share being entitled to one vote. There is no cumulative voting. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast is required for the election of directors. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote is required for approval of the Company’s 2005 Equity and Incentive Plan.
      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. In the election of directors, abstentions will have no effect on the outcome of the vote. Abstentions will have the effect of votes “against” the adoption of the Company’s 2005 Equity and Incentive Plan. If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to have been voted in favor of or against such matter.
      A stockholder may revoke a proxy at any time prior to its exercise by giving to the Secretary of the Company a written notice of revocation of the proxy’s authority prior to the voting thereof or by submitting a duly executed proxy bearing a later date, or by voting in person, at the Annual Meeting.
PROPOSAL I — ELECTION OF DIRECTORS
      The Board of the Company is currently composed of six members divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. Messrs. LeRoy A. Vander Putten and Robert A. Yanover are the directors in the class whose term expires at the Annual Meeting.
      The Board has nominated Messrs. LeRoy A. Vander Putten and Robert A. Yanover for election to the Board at the Annual Meeting for a term of three years, expiring at the 2008 Annual Meeting, and each has indicated a willingness to serve. Messrs. Marc D. Scherr, Rick A. Wilber and James A. FitzPatrick, Jr. serve in the class whose term expires at the Annual Meeting in 2006. Mr. Scott Scherr serves in the class whose term expires at the Annual Meeting in 2007.
      The affirmative vote of a plurality of the votes cast at the Annual Meeting is necessary to elect the nominees as directors. The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of Messrs. LeRoy A. Vander Putten and Robert A. Yanover . In the event that Messrs. LeRoy A. Vander Putten and Robert A. Yanover become unavailable for election at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion as recommended by the Board.
      The following table sets forth certain information concerning the nominees, based on data furnished by them. Information regarding incumbent directors whose terms are not expiring is included in the section labeled “Directors and Executive Officers” below.

Name of Nominee	Age	Principal Occupation	Director Since

LeRoy A. Vander Putten	70	Executive Chairman, The Insurance Center, Inc.	October 1997
Robert A. Yanover	68	President, Computer Leasing Corporation	January 1997
      LeRoy A. Vander Putten has served as a director of the Company since October 1997, is Chairman of the Compensation Committee of the Board and is a member of the Audit Committee of the Board. Mr. Vander Putten has served as the Executive Chairman of The Insurance Center, Inc., a holding company for 14 insurance agencies, since October 2001. Previously, he served as the Chairman of CORE Insurance Holdings, Inc., a member of the GE Global Insurance Group, engaged in the underwriting of casualty reinsurance, from August 2000 to August 2001. From April 1998 to August 2000, he served as Chairman of Trade Resources International Holdings, Ltd., a corporation engaged in trade finance for exporters from developing countries. From January 1988 until May 1997, Mr. Vander Putten was Chairman and Chief Executive Officer of Executive Risk Inc., a specialty insurance holding company.

From August 1982 to January 1988, Mr. Vander Putten served as Vice President and Deputy Treasurer of The Aetna Life and Casualty Company, an insurance company.
      Robert A. Yanover has served as a director of the Company since January 1997 and is Chairman of the Audit Committee and a member of the Compensation Committee of the Board. Mr. Yanover founded Computer Leasing Corporation of Michigan, a private leasing company, in 1975 and has served as its President since that time. Mr. Yanover also founded Lason, Inc., a corporation specializing in the imaging business, and served as Chairman of the Board from its inception in 1987 until 1998 and as a director through February 2001.
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. LEROY A. VANDER PUTTEN AND ROBERT A. YANOVER AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 2008 ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.
PROPOSAL II — APPROVAL OF THE 2005 EQUITY AND INCENTIVE PLAN
      The Board of Directors has adopted the Company’s 2005 Equity and Incentive Plan (which we refer to in this Proxy Statement as the “Plan”), subject to stockholder approval, to provide for the award of equity-based and other incentive compensation to employees, officers, directors, consultants and advisors of the Company. The Plan provides for the award of stock options, stock appreciation rights, restricted stock, stock units, stock awards and performance awards. The Plan will allow the Company to make awards that qualify as “performance-based compensation” under section 162(m) of the Internal Revenue Code (which we refer to in this Proxy Statement as the “Code”).
      If the Plan is approved by the Company’s stockholders, it will replace the Company’s Nonqualified Stock Option Plan (which we refer to in this Proxy Statement as the “Prior Plan”) and no further awards will be granted under the Prior Plan. If stockholder approval of the Plan is not obtained, the Company may continue to grant awards from the shares currently authorized for issuance under the Prior Plan.
      The following is a summary of the material terms of the Plan. This summary is qualified by reference to the full text of the Plan, which is attached hereto as Appendix A.
Description of the Plan
      Purpose. The objectives of the Plan are (i) to provide a vehicle for compensating the Company’s key personnel by giving them the opportunity to acquire a proprietary interest in the Company’s Common Stock by receiving equity-based incentive compensation; (ii) to provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased stockholder value; (iii) to attract, motivate and retain key employees, non-employee directors and other service providers by maintaining competitive compensation levels; and (iv) to provide an incentive to management for continuous employment with or service to the Company.
      Reservation of Shares. Subject to stockholder approval at the Annual Meeting, and subject to adjustments as described below, the maximum aggregate number of shares of the Company’s Common Stock that may be issued pursuant to awards granted under the Plan will equal the lesser of (i) the number of shares of the Company’s Common Stock that remain authorized for issuance and that are not subject to outstanding stock options under the Prior Plan as of the date of the Annual Meeting, and (ii) 2,500,000 shares. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any award under the Plan or any stock option under the Prior Plan payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitation and may again be made subject to awards under the Plan. In addition, any shares of Common Stock exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price or the tax withholding upon exercise or payment of an award under the Plan or any stock option under the Prior Plan will be returned to the number of shares of Common Stock available for issuance under the Plan. Any awards settled in cash will not be counted against the share limitations under the Plan. The maximum number of shares of Common Stock that may be returned or added to the aggregate share reserve under the Plan upon the termination, forfeiture, cancellation or other disposition of a stock option granted under the Prior Plan will be limited to 6,000,000 shares. Therefore, the maximum aggregate number of shares that may be issued and sold under the Plan, assuming an initial share reserve of 2,500,000 new shares and a return of outstanding shares underlying stock options granted under the Prior Plan of 6,000,000 shares, is 8,500,000 shares.
      Adjustments. In the event of a recapitalization, reclassification or other specified event affecting the Company or the shares of Common Stock, appropriate and equitable adjustments shall be made to the number and kind of shares of Common Stock available for grant, as well as to other maximum limitations under the Plan, and the number and kind of shares of Common Stock or other rights and prices under outstanding awards to prevent dilution or enlargement of a participant’s rights under an award.
      Administration. The Plan is administered by the Compensation Committee of the Board (which we refer to in this Proxy Statement as the “Compensation Committee”). The Compensation Committee shall, to the extent deemed necessary or advisable by the Board, be constituted so each committee member will satisfy the requirements for (i) an “independent director” under rules adopted by the Nasdaq Stock Market, (ii) a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and (iii) an “outside director” under section 162(m) of the Code. Subject to the limitations set forth in the Plan, the Compensation Committee has the authority to determine the persons to whom awards are to be granted, the types of awards to be granted, the time at which awards will be granted, the number of shares of Common Stock, units or other rights subject to each award, the exercise, base or purchase price of an award, the time or times at which the award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an award, and the duration of the award. Subject to the terms of the Plan, the Compensation Committee shall have the authority to amend the terms of an award in any manner that is permitted by the Plan for the grant of an award, provided that no such action shall adversely affect the rights of a participant with respect to an outstanding award without the participant’s consent. The Compensation Committee will have the right, from time to time, to delegate to one or more of the Company’s officers the authority of the Compensation Committee to grant and determine the terms and conditions of awards, subject to certain limitations. Any awards under the Plan made to non-employee members of the Board must be approved by the Board.
      Eligibility. Awards under the Plan may be granted to any current or prospective employee, officer, director, consultant or advisor of the Company or any of its subsidiaries.
      Stock Options. Stock options granted under the Plan may be issued as either incentive stock options (within the meaning of section 422 of the Code), or as nonqualified options. The exercise price of an option will be 100% of the fair market value of a share of the Company’s Common Stock on the date of the grant of the option, or such other amount as determined by the Compensation Committee. The Compensation Committee will determine the vesting and/or exercisability requirements and the term of exercise of each option, including the effect of termination of employment or service of a participant. The maximum term of a stock option will be ten years from the date of grant. To exercise an option, the participant must pay the exercise price, subject to specified conditions, (i) in cash, (ii) in shares of Common Stock that have been held for at least six months, (iii) through an open-market broker-assisted transaction, (iv) by combination of any of the above methods, or (v) by such other method approved by the Compensation Committee, and must pay any required tax withholding amounts. For purposes of section 422 of the Code, the maximum value of shares of Common Stock (determined at the time of grant) that may be subject to incentive stock options that become exercisable by an employee in any one year is limited to $100,000. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be covered under options granted under the Plan to any participant in any calendar year is 500,000 shares of Common Stock. All options are nontransferable except upon death by the participant’s will or the laws of descent and distribution or, in the case of nonqualified options, to family members of the participant or to trusts for the benefit of the participant or such participant’s family members, as may be approved by the Compensation Committee and set forth in the award agreement in accordance with the terms of the Plan. The Plan prohibits the cancellation, substitution or amendment of an option for the purpose of reducing the exercise price of a previously granted option, except for equitable adjustments for changes in the Company’s corporate structure, as described above.
      Director Fee Options. The Plan provides for the periodic grant of nonqualified stock options to its non-employee directors in lieu of cash payment of directors’ fees that are earned during the calendar quarter ending immediately prior to the date of grant. The exercise price per share of each option will be 30% of the fair market value of a share of the Company’s Common Stock on the date of grant, or such other amount as determined by the Board. The total discount from fair market value on all options granted to non-employee directors for a calendar quarter will be equivalent to the retainer fees and Board committee fees earned by the non-employee directors for such quarter. Each option will be fully and immediately vested as of the date of grant, but will become exercisable only upon the earliest to occur of the following events: (i) the fifth anniversary of the date of grant, (ii) the date on which the non-employee director ceases to be a member of the Board, and (iii) the effective date of a “change in control” (as defined in the Plan) of the Company. Each option will remain exercisable for the period specified in the award agreement as provided by the Compensation Committee at the time of grant. In lieu of the foregoing, the Compensation Committee may, in its discretion, cancel the right of the non-employee director to exercise the option upon or following the occurrence of an exercise event as described above in exchange for a cash settlement payment equal to the product of: (i) the number of shares of stock subject to the option being cancelled, multiplied by (ii) the excess of the per share fair market value of the stock on the date of cancellation of the option over the exercise price per share of the option.
      Stock Appreciation Rights. A stock appreciation right entitles the participant, upon settlement or exercise, to receive a payment based on the excess of the fair market value of a share of Common Stock on the date of settlement or exercise over the base price of the right, multiplied by the number of shares of Common Stock as to which the right is being settled or exercised. The base price may not be less than the fair market value of a share of Common Stock on the date of grant. The Compensation Committee will determine the vesting requirements and the term of exercise of each stock appreciation right, including the effect of termination of employment or service of a participant. The maximum term of a stock appreciation right will be ten years from the date of grant. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be subject to stock appreciation rights granted under the Plan to any participant during any calendar year is 500,000 shares of Common Stock. Stock appreciation rights may be payable in cash or in shares of Common Stock or in a combination of both. The Plan prohibits the “repricing” of stock appreciation rights, as described above for stock options.
      Restricted Stock Awards. A restricted stock award represents shares of Common Stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Vesting requirements may be based on the continued employment or service of the participant for specified time periods and on the attainment of specified business performance goals established by the Compensation Committee. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the rights of a stockholder of the Company, including all voting and dividend rights, during the restriction period, unless the Compensation Committee determines otherwise at the time of the grant. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be subject to restricted stock awards granted under the Plan to any participant during any calendar year is 250,000 shares of Common Stock.
      Stock Units. An award of stock units provides the participant the right to receive a payment based on the value of a share of Common Stock. Stock units may be subject to vesting requirements, restrictions and conditions to payment as the Compensation Committee determines are appropriate. Such vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. A stock unit award may also be granted on a fully vested basis, with a deferred payment date. Stock unit awards are payable in cash or in shares of Common Stock or in a combination of both. Stock units may also be granted together with related dividend equivalent rights. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be subject to stock units granted under the Plan to any participant during any calendar year is 250,000 shares of Common Stock.
      Stock Awards. A stock award represents shares of Common Stock that are issued free of restrictions on transfer and free of forfeiture conditions and to which the participant is entitled all incidents of ownership. A stock award may be granted for past services, in lieu of bonus or other cash compensation, directors’ fees or for any other valid purpose as determined by the Compensation Committee. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be subject to stock awards granted under the Plan to any participant during any calendar year is 250,000 shares of Common Stock.
      Performance Awards. The Compensation Committee may grant performance awards under the Plan, which shall represent the right to receive a payment in cash if performance goals established by the Compensation Committee for a performance period are satisfied. The Compensation Committee may grant performance awards that are intended to qualify as performance-based compensation under section 162(m) of the Code, as well as performance awards that are not intended to so qualify. At the time a performance award is granted, the Compensation Committee will determine, in its sole discretion, the applicable performance period and performance goals to be achieved during the performance period, as well as such other conditions as the Compensation Committee deems appropriate. The Compensation Committee may also determine a target payment amount or a range of payment amounts for each award. The maximum amount of compensation that may be payable to a participant during any one calendar year with respect to performance awards is $2 million. In the case of performance awards that are intended to qualify as performance-based compensation under section 162(m) of the Code, the Compensation Committee will designate performance criteria from among the criteria set forth below.
      Section 162(m) Awards. Awards of options and stock appreciation rights granted under the Plan are intended by their terms to qualify for the performance-based compensation exception under section 162(m) of the Code. In addition, the Compensation Committee may grant awards of restricted stock, stock units, stock awards or performance awards that are intended to qualify for the performance-based compensation exception under section 162(m) of the Code. Under section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable). For each such award, the performance criteria upon which the payment or vesting may be based shall be limited to one or more of the following performance measures, which may be applied with respect to the Company, any subsidiary or any business unit: annual recurring revenues; recurring revenues; services revenues; license revenues; net or gross revenue; operating expenses; cash flow; total earnings; earnings per share, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross or operating margin; return on equity; return on capital; return on investment; market share; economic value added; stock price; and total stockholder return. The foregoing performance criteria shall have any reasonable definitions that the Compensation Committee may specify, which may include or exclude any items specified by the Compensation Committee, including but not limited to any or all of the following items: discontinued operations, extraordinary, unusual or non-recurring items, effects of accounting changes, effects of currency or interest rate fluctuations, effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities), changes in tax rates, expenses for restructuring or productivity initiatives, litigation losses, non-operating items, effects of acquisitions or divestitures and changes of law or regulation affecting the Company’s business. The foregoing performance measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years, or related to other companies or indices, or as ratios expressing relationships between two or more performance measures.
      Effect of Change in Control. The Compensation Committee may, in an award agreement, provide for the effect of a “change in control” (as defined in the Plan) on an award. These provisions may include the acceleration of vesting of an award, the elimination or modification of performance or other conditions, the extension of the time for exercise or realizing gain from an award, the acceleration of payment, cash settlement of an award or other adjustments that the Compensation Committee considers appropriate. Unless otherwise provided by the Compensation Committee and set forth in the applicable award agreement, upon a change in control, (i) each outstanding option and stock appreciation right, to the extent that it has not otherwise become vested and exercisable, will automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, (ii) each restricted stock award will become fully and immediately vested and all forfeiture and transfer restrictions thereon will lapse, and (iii) each outstanding stock unit award, stock award and performance award will become immediately and fully vested and payable.
      Term; Amendment and Termination. The term of the Plan is ten years from the date of its adoption by the Board. The Plan will terminate on December 15, 2014, unless earlier terminated by the Board. The Board may terminate or amend the Plan at any time, subject to stockholder approval under certain circumstances provided in the Plan. However, no termination or amendment of the Plan will adversely affect the rights of a participant under any previously granted award.
New Plan Benefits
      On January 3, 2005 and April 1, 2005, the Company made contingent grants of director fee options (as described above) to non-employee directors serving on the Company’s Board to purchase an aggregate of 7,663 shares of the Company’s Common Stock that would be issued under the Plan, if it is approved by stockholders. The contingent grants are in respect of directors’ fees earned for the fourth quarter of 2004 and the first quarter of 2005, respectively. The per share exercise prices of the contingent grants are $3.65 and $4.71, respectively, which is 30% of the fair market value of the Company’s Common Stock on January 3, 2005 and April 1, 2005, respectively. The remaining terms of all such director fee options are in accordance with the description of director fee options set forth above.
      The terms and number of stock options or other awards to be granted in the future under the Plan are to be determined in the discretion of the Compensation Committee. Since, except as stated in the paragraph immediately following, no such determinations have yet been made, the benefits or amounts that will be received by or allocated to the Company’s executive officers or other eligible employees cannot be determined at this time.
      Effective March 21, 2005, the Compensation Committee approved the terms of the cash performance awards that may be earned under the Plan by the Company’s three named executive officers for performance during the calendar year 2005. This approval was contingent upon approval of the Plan by the Company’s stockholders. The respective amounts of these cash awards, if any, will depend upon the Company’s level of performance in 2005 with respect to the following three performance criteria: earnings per share, growth in recurring revenue compared to 2004 and containment of growth in operating expenses compared to 2004. In the event that the level of performance is at target for all of these criteria, the cash performance awards for the Company’s named executive officers, Scott Scherr, Marc D. Scherr and Mitchell K. Dauerman, would be $250,000, $202,500 and $93,750, respectively. It is possible that the amounts of the cash performance awards payable to the Company’s three named executive officers will be higher or lower than the target amounts referred to above, or that no awards will be payable, depending upon the Company’s level of performance measured against the performance criteria. The cash performance awards, if any, for 2005 would be paid in 2006, promptly following the public release of the Company’s financial results for the year 2005.
Grants under Prior Plan in 2004
      During fiscal 2004, stock options were granted under the Prior Plan to the Company’s named executive officers, as set forth in the table captioned “Option Grants in Last Year” below. The Company does not have any executive officers other than the named executive officers. In 2004, stock options were granted to other employees of the Company to purchase an aggregate of 456,543 shares of Common Stock at an average weighted exercise price of $12.01 per share. Stock options were granted to non-employee directors of the Company to purchase an aggregate of 18,213 shares of Common Stock at an average weighted exercise price of $3.44 per share.
      As of April 1, 2005, the closing price on the Nasdaq National Market of the Company’s Common Stock was $15.70 per share.
U.S. Federal Income Tax Consequences
      The following summarizes the United States federal income tax consequences of awards under the Plan to participants who are subject to United States tax. The tax consequences of the Plan to the Company and participants in other jurisdictions are not summarized below. The federal income tax treatment of certain types of awards under the Plan may be affected beginning in 2005 by recently enacted tax legislation.
      Stock Options. An optionee will not generally recognize taxable income upon the grant of a nonqualified stock option to purchase shares of Common Stock. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares of Common Stock over the exercise price. The tax basis of the shares of Common Stock in the hands of the optionee will equal the exercise price paid for the shares of Common Stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares of Common Stock for capital gains purposes will commence on the day the option is exercised. An optionee who sells any of the shares of Common Stock will recognize short-term or long-term capital gain or loss measured by the difference between the tax basis of the shares of Common Stock and the amount realized on the sale. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.
      An optionee will not generally recognize income upon the grant of an incentive stock option to purchase shares of Common Stock and will not generally recognize income upon exercise of the option, provided that the optionee is an employee of the Company or a subsidiary at all times from the date of grant until three months prior to exercise. If an optionee who has exercised an incentive stock option sells the shares of Common Stock acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares of Common Stock before the expiration of the foregoing holding periods will generally recognize ordinary income upon the sale, and the Company will be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.
      Other Awards. The current United States federal income tax consequences of other awards authorized under the Plan are generally in accordance with the following: (i) stock appreciation rights are generally subject to ordinary income tax at the time of settlement; (ii) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (iii) stock units and performance awards are generally subject to ordinary income tax at the time of payment, and (iv) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.
      Section 162(m). Section 162(m) of the Code generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the four other most highly paid executive officers of publicly held companies. Awards that qualify as “performance-based compensation” are exempt from section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. If approved by the Company’s stockholders, the Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of section 162(m).

Equity Compensation Plan Information
      The following table summarizes the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2004:

(c)
Number of Securities
Remaining Available
	(a)		for Future Issuance
	Number of Securities	(b)	Under Equity
	to be Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
Plan Category	Warrants and Rights	Warrants and Rights	in Column (a))

Equity compensation plans approved by security holders	5,738,305	$6.70	2,405,525

Total	5,738,305	$6.70	2,405,525

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2005 EQUITY AND INCENTIVE PLAN.
Board Meetings and Committees of the Board
      During fiscal 2004, the Board held five meetings. During fiscal 2004, each director holding office during the year attended at least 80% of the meetings of the Board and 75% of the meetings of the committees of the Board on which he served. The Board has an Executive Committee, an Audit Committee and a Compensation Committee, which are described below.
      Interested parties may communicate with the Board, anonymously if they wish, by sending a written note or memo to the Secretary, The Ultimate Software Group, Inc., 2000 Ultimate Way, Weston, Florida 33326. Communications that are intended specifically for non-management or independent directors should be sent to the above address to the attention of the Chairman of the Audit Committee. All such communications will be delivered unopened by the Secretary to the Chairman of the Board or the Chairman of the Audit Committee, as applicable.
      The Board has determined that the following individuals are independent directors within the meaning of the rules of the National Association of Securities Dealers, Inc. (“NASD”): James A. FitzPatrick, Jr., LeRoy A. Vander Putten, Rick A. Wilber and Robert A. Yanover. The independent directors met regularly in executive session and outside the presence of the Company’s management throughout the 2004 fiscal year, and will do so throughout fiscal 2005 in compliance with the NASD rules.
      The Board does not have a standing nominating committee or committee performing similar functions. The Board has determined that it is appropriate not to have a nominating committee because of the relatively small size of the Board and because the entire Board functions in the capacity of a nominating committee.
      When considering potential director candidates, the Board considers the candidate’s independence (as mandated by the NASD rules), character, judgment, age, skills, financial literacy, and experience in the context of the needs of the Company and the Board. In 2004, the Company did not pay any fees to a third party to assist in identifying or evaluating potential nominees.
      The Board will consider director candidates recommended by the Company’s stockholders in a similar manner as those recommended by members of management or other Directors. The name and qualifications of, and other information specified in the Company’s Bylaws with respect to, any recommended candidate for director should be sent to the attention of the Secretary of the Company in accordance with the procedures set forth under the caption “Stockholder Proposals for the 2006 Annual Meeting.”

      The Company does not have a policy with respect to attendance by the directors at the Annual Meeting of Stockholders. One of the six members of the Board of Directors attended the 2004 Annual Meeting of Stockholders.
      Executive Committee. The Executive Committee is composed of Messrs. Scott Scherr (Chairman), Marc D. Scherr and Robert A. Yanover. The Executive Committee has the authority to exercise (except as provided by law or as may have been specifically reserved by or for the Board) all the powers and authority of the Board in the management of the business and affairs of the Company between regular meetings of the Board and while the Board is not in session. The Executive Committee held no meetings during fiscal 2004.
      Audit Committee. Messrs. Robert A. Yanover (Chairman), Rick A. Wilber and LeRoy A. Vander Putten are members of the Audit Committee. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board and reviews the independence of the Company’s auditors. The Audit Committee held four meetings during fiscal 2004.
      The Board has determined that the Audit Committee’s current member composition satisfies the NASD rules that govern audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200 (a)(15). The Board of Directors has determined that Mr. LeRoy A. Vander Putten is an “audit committee financial expert” in accordance with Section 407 of the Sarbanes-Oxley Act and as defined in Item 401(h) of Regulation S-K.
      The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2004 was KPMG LLP. Representatives of KPMG LLP will be present at the Annual Meeting. They will be afforded the opportunity to make a statement, should they desire to do so, and to respond to appropriate questions.
      Compensation Committee. Messrs. LeRoy A. Vander Putten (Chairman), Robert A. Yanover and Rick A. Wilber are members of the Compensation Committee. During 2004 and until December 16, 2004, Mr. James A. FitzPatrick, Jr. also served as a member of the Compensation Committee. The Compensation Committee is responsible for determining the compensation and benefits for the executive officers of the Company and administers the Company’s stock plans and oversees such other benefit plans as the Company may from time to time maintain. The Compensation Committee held seven meetings during fiscal 2004.
Director Compensation
      As compensation for serving on the Board, each non-employee director of the Company receives a quarterly retainer of $5,000, payable exclusively in the form of options to purchase Common Stock. Such options have been issued under the Prior Plan and, subject to its approval at the Annual Meeting, the Plan. Additional compensation is provided for serving on Committees of the Board, payable exclusively in the form of options to purchase Common Stock under the Prior Plan or the Plan, as the case may be, as follows: (1) commencing with respect to service during the third fiscal quarter of 2004, the Chairman of the Audit Committee receives a quarterly retainer of $1,250; (2) commencing with respect to service during the third fiscal quarter of 2004, the Chairman of the Compensation Committee receives a quarterly retainer of $625; (3) for attendance at each Compensation Committee meeting, each Committee member receives $1,000 and the Chairman of the Compensation Committee receives $2,000; (4) for the first two fiscal quarters of 2004, for attendance at each Audit Committee meeting, each Committee member received $1,000 and the Committee Chairman received $2,000; and (5) commencing with respect to the third fiscal quarter of 2004, each Audit Committee member receives $1,500 for attendance per Committee meeting and the Committee Chairman receives $2,500. All such options are fully vested upon the date of grant and have an exercise price equal to 30% of the fair market value of the Company’s Common Stock on the date of grant. The total discount from fair market value on all options granted to directors for a calendar quarter is equivalent to the retainer fees and board committee fees earned by the non-employee directors for such quarter. All directors are reimbursed for expenses incurred in connection with their attendance at Board and committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of February 18, 2005 (unless otherwise noted) by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock; and (ii) each of the Company’s directors and executive officers and all directors and executive officers of the Company as a group.

	Amount and
	Nature of
	Beneficial	Percent
Name and Address of Beneficial Owner	Ownership(1)	of Class(2)

William Blair & Company, L.L.C.(3)	2,277,516	10.1%
222 W. Adams Chicago, IL 60606
Janus Capital Management LLC	2,102,161	9.3%
and Janus Venture Fund(4) 100 Fillmore Street Denver, CO 80206
MFS Investment Management	1,765,370	7.8%
500 Boylston Street(5) Boston, MA 02116
Michael Feinberg(6)	1,722,304	7.6%
3980 N. 32 Terrace Hollywood, FL 33312
Arbor Capital Management LLC and Rick D. Leggott(7)	1,708,700	7.6%
One Financial Plaza 120 South Sixth Street Suite 1000 Minneapolis, MN 55402
Scott Scherr(8)	610,209	2.7%
Marc D. Scherr(9)	573,446	2.5%
Mitchell K. Dauerman(10)	288,313	1.3%
James A. FitzPatrick, Jr.(11)	60,290	*
LeRoy A. Vander Putten(12)	91,321	*
Rick A. Wilber(13)	456,655	2.0%
Robert A. Yanover(14)	413,270	1.8%
All directors and executive officers as a group (7 persons)(15)	2,493,504	11.1%

*	Indicates beneficial ownership of less than 1.0% of the outstanding Common Stock.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of the date hereof are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for shares held jointly with a person’s spouse or subject to applicable community property laws, or as indicated in the footnotes to this table, each stockholder identified in the table possesses the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(2)	Applicable percentage of ownership is based on 22,558,734 shares of Common Stock outstanding.

(3)	Represents shares held as of January 31, 2005 as reported on Schedule 13G/ A filed by William Blair & Company, LLC (“William Blair”). As reported on Schedule 13G/ A, William Blair is a broker dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. William Blair has sole voting power and sole dispositive power of 2,277,516 shares of Common Stock of the Company.

(4)	Represents shares held as of December 31, 2004 as reported on Schedule 13G filed by the respective stockholders. As reported on Schedule 13G, Janus Capital Management LLC (“Janus Capital”) has an indirect 100% ownership stake in Bay Isle Financial LLC (“Bay Isle”) and an indirect 77.5% ownership stake in Enhanced Investment Technologies, LLC (“INTECH”). Due to this ownership structure, holdings for Janus Capital, Bay Isle and INTECH are aggregated for purposes of the shares reported on the December 31, 2004 Schedule 13G. Janus Capital, Bay Isle and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to as “Managed Portfolios”). As a result of its role as investment advisor or sub adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 2,102,161 shares of the Company held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

(5)	Represents shares held as of December 31, 2004 as reported on Schedule 13G filed by MFS Investment Management (“MFS”). As reported on Schedule 13G, MFS has sole voting power and sole dispositive power of 1,765,370 shares of Common Stock of the Company of which shares are also beneficially owned by certain other non-reporting entities as well as MFS.

(6)	Represents (i) 1,520,379 shares of Common Stock owned by Mr. Feinberg and a warrant to purchase 50,000 shares of Common Stock owned by Mr. Feinberg; and (ii) 146,925 shares of Common Stock owned by Ann Feinberg, his spouse, and a warrant to purchase 5,000 shares of Common Stock owned by Ann Feinberg, all held as of February 24, 2005.

(7)	Represents shares held as of December 31, 2004 as reported on Schedule 13G filed by Arbor Capital Management LLC (“Arbor Capital”). As reported on Schedule 13G, Arbor Capital is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Rick D. Leggott is the CEO and majority shareholder of Arbor Capital. Arbor Capital has been granted discretionary dispositive power over its clients’ securities and, in some instances, has voting power over such securities. Any and all discretionary authority which has been delegated to Arbor Capital may be revoked in whole or in part at any time. Mr. Leggott joined in the filing of Arbor Capital’s Schedule 13G, reporting beneficial ownership of the same securities beneficially owned by Arbor Capital as a result of his position with and stock ownership in Arbor Capital.

(8)	Represents 80,000 shares of Common Stock held by Mr. Scott Scherr and exercisable options to purchase 530,209 shares of Common Stock.

(9)	Represents 10,000 shares of Common Stock held by Mr. Marc D. Scherr, 16,066 shares of Common Stock held by certain trusts established for the benefit of Mr. Marc D. Scherr’s children, and exercisable options to purchase 547,380 shares of Common Stock. Mr. Marc D. Scherr disclaims beneficial ownership of the shares owned by the trusts established for the benefit of his children.

(10)	Represents 10,000 shares of Common Stock held by Mr. Dauerman and exercisable options to purchase 278,313 shares of Common Stock.

(11)	Represents 2,000 shares of Common Stock held by Mr. FitzPatrick and exercisable options to purchase 58,290 shares of Common Stock.

(12)	Represents 18,238 shares of Common Stock held by Mr. Vander Putten and exercisable options to purchase 73,083 shares of Common Stock.

(13)	Represents 388,173 shares of Common Stock held by Mr. Wilber and exercisable options to purchase 68,482 shares of Common Stock.

(14)	Represents 54,830 shares of Common Stock held by Yanover Associates as of February 28, 2005 and a warrant to purchase 15,000 shares of Common Stock held by Yanover Associates, 94,743 shares held by Yanover Family Limited Partnership (“YFLP”), 150,000 shares held by a grantor retained annuity trust established by Mr. Yanover and for which Mr. Yanover serves as trustee, and exercisable options held by Mr. Yanover to purchase 98,697 shares of Common Stock. Mr. Yanover is the President of the general partner of Yanover Associates and an officer of the general partner of YFLP. Mr. Yanover disclaims beneficial ownership of the shares held by the YFLP.

(15)	Represents an aggregate of 824,050 shares of Common Stock, a warrant to purchase 15,000 shares of Common Stock and exercisable options to purchase an aggregate of 1,654,454 shares of Common Stock.

DIRECTORS AND EXECUTIVE OFFICERS
      The directors and executive officers (Messrs. Scott Scherr, Marc D. Scherr and Mitchell K. Dauerman), and their ages as of February 18, 2005, are as follows:

Name	Age	Position(s)

Scott Scherr	52	Chairman of the Board, President and Chief Executive Officer
Marc D. Scherr	47	Vice Chairman of the Board and Chief Operating Officer
Mitchell K. Dauerman	47	Executive Vice President, Chief Financial Officer and Treasurer
James A. FitzPatrick, Jr.	55	Director
LeRoy A. Vander Putten	70	Director
Rick A. Wilber	58	Director
Robert A. Yanover	68	Director
      Scott Scherr has served as President and a director of the Company since its inception in April 1996 and has been Chairman of the Board and Chief Executive Officer of the Company since September 1996. Mr. Scherr is also a member of the Executive Committee of the Board of Directors (the “Board”). In 1990, Mr. Scherr founded The Ultimate Software Group, Ltd. (the “Partnership”), the business and operations of which were assumed by the Company in 1998. Mr. Scherr served as President of the Partnership’s general partner from the inception of the Partnership until its dissolution in March 1998. From 1979 until 1990, he held various positions at Automatic Data Processing, Inc. (“ADP”), a payroll services company, where his titles included Vice President of Operations and Sales Executive. Prior to joining ADP, Mr. Scherr operated Management Statistics, Inc., a data processing service bureau founded by his father, Reuben Scherr, in 1959. He is the brother of Marc Scherr, the Vice Chairman of the Board of the Company, and the father-in-law of Adam Rogers, Senior Vice President of Development.
      Marc D. Scherr has been a director of the Company since its inception in April 1996 and has served as Vice Chairman since July 1998 and as Chief Operating Officer since October 2003. Mr. Scherr is also a member of the Executive Committee of the Board. Mr. Scherr became an executive officer of the Company effective March 1, 2000. Mr. Scherr served as a director of Gerschel & Co., Inc., a private investment firm from January 1992 until March 2000. In December 1995, Mr. Scherr co-founded Residential Company of America, Ltd. (“RCA”), a real estate firm, and served as President of its general partner until March 2000. Mr. Scherr also served as Vice President of RCA’s general partner from its inception in August 1993 until December 1995. From 1990 to 1992, Mr. Scherr was a real estate pension fund advisor at Aldrich, Eastman & Waltch. Previously, he was a partner in the Boston law firm of Fine & Ambrogne. Mr. Scherr is the brother of Scott Scherr, Chairman of the Board, President and Chief Executive Officer of the Company.
      Mitchell K. Dauerman has served as Executive Vice President of the Company since April 1998 and as Chief Financial Officer and Treasurer of the Company since September 1996. From 1979 to 1996, Mr. Dauerman held various positions with KPMG LLP, serving as a Partner in the firm from 1988 to 1996. Mr. Dauerman is a Certified Public Accountant.

      James A. FitzPatrick, Jr. has served as a director of the Company since July 2000. Mr. FitzPatrick, Jr. is a partner in the law firm Dewey Ballantine LLP, which provides legal services to the Company. Before joining Dewey Ballantine LLP as a partner in February 1989, Mr. FitzPatrick was a partner in the law firm LeBoeuf, Lamb, Leiby & MacRae.
      Rick A. Wilber has served as a director of the Company since October 2002 and is a member of the Audit Committee and a member of the Compensation Committee of the Board. Mr. Wilber formerly served on the Company’s Board of Directors from October 1997 through May 2000. Since 1995, Mr. Wilber has been the President of Lynn’s Hallmark Cards, which owns and operates a number of Hallmark Card stores. Mr. Wilber was a co-founder of Champs Sports Shops and served as its President from 1974 to 1984. He served on the Board of Royce Laboratories, a pharmaceutical concern, from 1990 until April 1997, when the company was sold to Watson Pharmaceuticals, Inc., a pharmaceutical concern.
      Information regarding Messrs. LeRoy A. Vander Putten and Robert A. Yanover is included under the heading “Proposal I–Election of Directors.”
EXECUTIVE COMPENSATION
      The following table summarizes the compensation for services rendered in all capacities to the Company during the past three completed fiscal years by the Company’s Chief Executive Officer and all other executive officers of the Company:
Summary Compensation Table

				Long Term
				Compensation
		Annual		Securities
	Fiscal	Compensation		Underlying	All Other
Name and Position	Year	Salary	Bonus	Options (#)	Compensation(1)

Scott Scherr	2004	$500,000	$275,000	100,000	$3,250
Chairman of the Board, President and	2003	450,000	100,000	129,167	3,000
Chief Executive Officer	2002	350,000	50,000	—	2,750
Marc D. Scherr	2004	$450,000	$225,000	75,000	$3,250
Vice Chairman and Chief Operating Officer	2003	400,000	75,000	98,417	3,000
	2002	300,000	50,000	—	2,750
Mitchell K. Dauerman	2004	$350,000	$150,000	25,000	$3,250
Executive Vice President, Chief	2003	315,000	50,000	31,751	3,000
Financial Officer and Treasurer	2002	300,000	—	—	2,750

(1)	Consists of contributions by the Company to the Company’s 401(k) Plan on behalf of the executive officers indicated.
Option Grants in Last Fiscal Year
      The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2004 to the Company’s Chief Executive Officer and all other executive officers of the Company.

	Individual Grants				Potential Realized Value
	Number of	% of Total			at Assumed Annual Rates
	Securities	Options			of Stock Price
	Underlying	Granted to	Exercise or		Appreciation for
	Options	Employees in	Base Price	Expiration	Option Term(1)
Name	Granted	Fiscal Year	($/Sh)(2)	Date	5%	10%

Scott Scherr	100,000	14.82%	$13.05	10/20/14	$820,707	$2,079,834
Marc D. Scherr	75,000	11.12%	$13.05	10/20/14	615,531	1,559,875
Mitchell K. Dauerman	25,000	3.71%	$13.05	10/20/14	205,177	519,958

(1)	The potential realized value of each grant of options assumes that the market price of the underlying security appreciates in value from the date of grant to the end of the option (i.e. over the term of the option) at the annualized rates indicated.

(2)	The exercise or base price for stock options granted in 2004 to the Company’s Chief Executive Officer and all other executive officers of the Company listed above was equal to the market price of the underlying security at the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Option Values at Fiscal Year-End

      The following table sets forth, for the Company’s Chief Executive Officer and all other executive officers of the Company certain information concerning the exercise of stock options during 2004, including the value of unexercised options as of December 31, 2004. No stock options were exercised by these executive officers during fiscal 2004.

	Number of Securities
	Underlying Unexercised		Value of Unexercised
	Options at		In-the-Money Options at
	December 31, 2004		December 31, 2004(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Scott Scherr	510,417	139,583	$3,129,015	$445,768
Marc D. Scherr	535,276	105,458	3,606,276	304,472
Mitchell K. Dauerman	275,375	34,625	1,673,908	86,791

(1)	Options are in-the-money if the fair market value of the shares covered thereby is greater than the option exercise price. This calculation is based on the fair market value at December 31, 2004 of $12.68 per share, less the exercise price.
Change in Control Bonus Plans
      In March 2004, the Board of Directors adopted two Change in Control Bonus Plans. One Plan provides for the payment of cash amounts to the Company’s three named executive officers upon a “change in control” of the Company. The other Plan provides for the payment of cash amounts in the event of a “change in control” to employees other than named executive officers of the Company designated by the Compensation Committee. (The two Plans are hereinafter referred to collectively as the “CIC Plan.”) A “change in control” would occur if more than 50% of the Company’s Common Stock were acquired by a person or entity other than the Company, a subsidiary or an employee benefit plan of the Company. There are other conditions that could result in a change in control event.
      The amount of the payments to be made to the named executive officers under the CIC Plan is based upon the gross consideration received by the Company or its stockholders in the change in control transaction (the “CIC Consideration”). The aggregate amount of payments (including the “gross up” payments described below) that may be made to all participants under the CIC Plan may not exceed 4% of the CIC Consideration. To the extent this limit would otherwise be exceeded, the Compensation Committee would reduce one or more payments in its discretion in the manner that it determines to be equitable. No payments will be made under the CIC Plan to any participant whose employment with the Company is terminated prior to the consummation of the change in control transaction.
      Under the CIC Plan, Scott Scherr, Marc D. Scherr and Mitchell K. Dauerman would be entitled to payments equal to 1.0%, 0.75% and 0.25%, respectively, of the CIC Consideration. To the extent that change in control payments to these individuals, whether under the CIC Plan or otherwise, would exceed the limitations of Section 280G of the Internal Revenue Code, they would be entitled to receive an additional “gross up” payment to indemnify them for the effect of the resulting excise tax imposed on the individuals, subject to the 4% aggregate limitation referred to above.

      The Board may amend or terminate the CIC Plan at any time, provided that any resulting reduction in a participant’s right to payments is compensated for by an arrangement of comparable or greater value. Unless sooner terminated by the Board, the CIC Plan will automatically terminate on March 5, 2009.
Compensation Committee Report On Executive Compensation
      The Compensation Committee of the Board (the “Compensation Committee”) is composed of three non-employee directors, Messrs. LeRoy A. Vander Putten (Chairman), Rick A. Wilber and Robert A. Yanover. During 2004 and until December 16, 2004, Mr. James A. FitzPatrick, Jr. also served as a member of the Compensation Committee.
      The Compensation Committee is responsible for developing and approving the Company’s compensation program for the executive officers, including the Chief Executive Officer, and other officers of the Company. In addition, the Compensation Committee administers the Company’s stock option plans and oversees such other benefit plans as the Company may from time to time maintain.

Compensation Philosophy
      The executive compensation program is designed to attract and retain qualified executive officers who will contribute to the Company’s long-term success, to reward executive officers for achieving the Company’s strategic goals and to align the interests of the executive officers with those of the Company’s stockholders. This philosophy is reflected in a compensation package that is generally comprised of three elements (collectively, “Total Compensation”): (i) base salary, which is determined on the basis of the individual’s position and responsibilities with the Company; (ii) incentive performance awards payable in cash and tied to the achievement of personal performance goals and/or the Company’s achievement of specified financial and other performance targets; and (iii) long-term stock-based incentive compensation which is related to the Company’s achievement of specified financial and other performance targets and which includes the granting of stock options that creates a link between executive compensation and the interests of the Company’s stockholders.
      The Compensation Committee establishes Total Compensation levels for executives by comparison to industry compensation practices of other software and technology companies with total annual revenues between $30 million and $140 million and total employee size between 130 employees and 800 employees (the “Comparison”). In order to enhance its objectivity and independence, the Committee has, from time to time, obtained advice and/or recommendations of an outside compensation consultant Watson Wyatt and Company. In addition, the Compensation Committee reviews available information, including information published in secondary sources, regarding prevailing salaries and compensation programs offered by competing businesses that are comparable to the Company in terms of size, revenue, financial performance and industry group. Generally, the chief executive officer provides recommendations for compensation changes to the Compensation Committee for its review. The Company sets the Total Compensation of the executive officers of the Company at the middle range of comparable sized companies via surveys and studies of those companies. The Committee believes Total Compensation for each of the executive officers is competitive with other software and technology companies of comparable size, based on the Comparison.

Base Salary
      Our executive compensation program is designed to align executive performance with the financial and strategic objectives of the Company, to reward executive management for the successful performance of these objectives and to encourage the executives to be focused on building long-term success. Therefore, a portion of these employees’ total compensation is performance-based.
      In order to attract and retain qualified executives, the Company provides base salaries it considers to be competitive. The base salaries of the Company’s Chief Executive Officer (“CEO”) and all other executive officers of the Company are shown in the “Salary” column of the Summary Compensation Table.

Incentive Compensation
      From time to time, on a discretionary basis, the Compensation Committee approves (i) incentive performance awards payable in cash and tied to the achievement of performance goals (“Cash Bonuses”); and (ii) long-term stock-based incentive compensation typically payable through the issuance of stock options (“Stock Options”) to purchase shares of the Company’s Common Stock, in order to provide incentives to new employees and in recognition of superior performance, promotions and increased responsibilities of executive officers and employees.

Incentive Performance Awards
      Mr. Marc D. Scherr was granted Cash Bonuses aggregating $225,000 in 2004, $75,000 of which was in connection with his personal performance, particularly in relation to the Company’s strategic initiatives, and $150,000 of which was in connection with the Company’s exceeding certain performance objectives, related to growth in recurring revenues and controlling operating expenses, (the “2004 Overall Company Objectives”). In 2004, Mr. Mitchell K. Dauerman received Cash Bonuses aggregating $150,000, $50,000 of which was in connection with his personal performance, particularly in relation to the completion by the Company of the sale of 1,398,182 newly issued shares of its Common Stock to three institutional investors in a private placement for gross proceeds of approximately $15.4 million during 2004 (the “2004 Private Placement”) and $100,000 of which was in connection with exceeding the 2004 Overall Company Objectives.

Long-Term Stock-Based Incentive Compensation
      Mr. Marc D. Scherr received one grant of Stock Options in October 2004 to purchase 75,000 shares of Common Stock, which was based on the Comparison and the determination of the Compensation Committee to increase the equity-related component of executive compensation. Mr. Mitchell K. Dauerman received one grant of Stock Options in October 2004 to purchase 25,000 shares of Common Stock, which was based on the Comparison and the determination of the Compensation Committee to increase the equity-related component of executive compensation.

Compensation of Chief Executive Officer
      The Compensation Committee determined the compensation for 2004 for the Company’s CEO, Mr. Scott Scherr, based primarily on the Comparison, Mr. Scott Scherr’s personal performance and the achievement of the 2004 Overall Company Objectives. Based on these factors, the Committee (i) increased Mr. Scott Scherr’s base salary in 2004 from $450,000 to $500,000, (ii) granted to Mr. Scott Scherr Cash Bonuses aggregating $275,000, $200,000 of which related to the achievement of the 2004 Overall Company Objectives and $75,000 of which related to his personal performance, including in connection with the 2004 Private Placement; and (iii) granted a Stock Option to purchase 100,000 shares of Common Stock to Mr. Scott Scherr. The Compensation Committee believes that Mr. Scott Scherr’s Total Compensation is in the middle range of chief executive officers within the Comparison.

Tax Deductibility of Executive Compensation
      Federal tax law generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the four other most highly paid executive officers of publicly held companies. One of the exceptions to the deduction limit is for “performance-based” compensation. The Compensation Committee believes the Plan, if approved by stockholders at the Annual Meeting, and the Prior Plan under which Stock Options have been issued satisfy the requirements for “performance-based” compensation, thereby exempting awards thereunder from the $1,000,000 compensation deduction limit. For this reason and because the Company’s annual compensation to its executive officers is currently below the $1,000,000 limit, the Company does not at this time anticipate any loss of deductibility under the Federal tax law for compensation paid to its executive officers. The Company was not denied a deduction under this law for any compensation paid to its executive officers during 2004.

LeRoy A. Vander Putten, Chairman
Rick A. Wilber
Robert A. Yanover
Members of the Compensation Committee
Compensation Committee Interlocks and Insider Participation
      The current members of the Compensation Committee of the Board are Messrs. LeRoy A. Vander Putten, Robert A. Yanover and Rick A. Wilber. Effective December 16, 2004, Mr. James A. FitzPatrick, Jr. is no longer a member of the Compensation Committee of the Board. No executive officer of the Company has served as a member of the compensation committee of any other entity whose executive officers served as a member of the Compensation Committee of the Board.
      Mr. James A. FitzPatrick, Jr. is a partner in the law firm Dewey Ballantine LLP, which provides legal services to the Company.
      During the fourth quarter of 2001, The Company began leasing equipment with a computer leasing company (the “Leasing Company”) that is owned by an irrevocable trust (the “Trust”) for the benefit of the children of Robert A. Yanover, a member of the Company’s Board of Directors. Additionally, the Leasing Company’s business is managed and operated by a management company (the “Management Company”) pursuant to a management agreement. Mr. Yanover has a 50% ownership interest in the general partner of the Management Company. The Company did not finance equipment with the Leasing Company in 2004 or 2003. The Company financed equipment with the Leasing Company totaling $1,007,000 and $258,000 during 2002 and 2001, respectively. Related amortization was $331,000, $506,000 and $415,000 and total cash paid was $499,000, $569,000 and $467,000 during 2004, 2003 and 2002, respectively. The unamortized capital lease obligation with the Leasing Company and related accumulated amortization were $0 and $1,265,000, respectively, at December 31, 2004, $360,000 and $933,000, respectively, at December 31, 2003 and $869,000 and $427,000, respectively, at December 31, 2002. The Company believes that the terms of the leases were no less favorable to the Company than could have been obtained from an unaffiliated party.
Audit Committee Report
      The Audit Committee of the Board (the “Audit Committee”) is composed of three non-employee directors, Messrs. Robert A. Yanover (Chairman), LeRoy A. Vander Putten and Rick A. Wilber, and operates under a written charter adopted by the Board, which is attached hereto as Appendix B. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board, reviews the independence of the Company’s auditors and fulfills the other responsibilities provided for in its charter. The Audit Committee has sole authority to appoint the independent auditors and terminate their engagement.
      Management is responsible for the Company’s financial statements, systems of internal control and the financial reporting process. The Company’s independent registered public accounting firm, KPMG LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. In addition, KPMG was responsible for expressing an opinion on management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004. The Audit Committee’s responsibility is to monitor and oversee these processes.
      The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee held four meetings during fiscal 2004.
      The Audit Committee hereby reports as follows:

1. The Audit Committee reviewed and discussed the audited consolidated financial statements with management and has met with the independent registered public accounting firm, KPMG LLP, with and without management present, to discuss the results of their fiscal 2004 examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

2. The Audit Committee discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

3. The Audit Committee reviewed the written disclosures and letter received from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with KPMG LLP that firm’s independence from the Company and its management, including whether the independent auditor’s provision of non-audit services to the Company are compatible with maintaining their independence.
      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements as of and for the year ended December 31, 2004 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

Robert A. Yanover, Chairman
LeRoy A. Vander Putten
Rick A. Wilber
Members of the Audit Committee
KPMG LLP Fees
      The following table presents fees for professional services rendered by the Company’s independent registered public accounting firm, KPMG LLP, for the audit of the Company’s annual financial statements and internal control over financial reporting for the year ended December 31, 2004 and the annual financial statements for the year ended December 31, 2003, together with fees billed for other services rendered by KPMG LLP during those periods.

	2004	2003

Audit Fees(1)	$445,000	$195,000
Audit-Related Fees(2)	146,000	45,000
Tax Fees(3)	—	7,800
All Other Fees(4)	—	—

Total Fees	$591,000	$247,800

(1)	Consists of the aggregate fees incurred for the audits of the Company’s consolidated financial statements for fiscal years 2004 and 2003 and the reviews of the Company’s 2004 and 2003 quarterly reports on Forms 10-Q. The audit fees for the year ended December 31, 2004 also include fees for services rendered in connection with Section 404 of the Sarbanes-Oxley Act internal controls audit work which fees were approximately $247,500.

(2)	Consists of the aggregate fees incurred for assurance and related services by KPMG LLP that were reasonably related to the performance of the audits or reviews of the Company’s financial statements and were not reported above under “Audit Fees.” During each of 2004 and 2003, the Company filed a registration statement with the SEC on Form S-3 covering resales of the Common Stock by investors (the “Forms S-3”). During 2004 and 2003, KPMG LLP was engaged to perform services in connection with a review of the related Form S-3 and issuance of consents. The audit-related fees for the year ended December 31, 2004 also include fees incurred for services provided by KPMG in relation to the issuance of a SAS 70 service auditors report.

(3)	Consists of fees incurred for tax compliance services during 2003.

(4)	Consists of the aggregate fees for products and services provided by KPMG LLP that were not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.” There were no such products or services provided in 2004 or 2003.

Audit Committee Pre-approval of Audit and Permissible Non-Audit Services of Independent Auditors
      Consistent with the SEC requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve services to be performed by the Company’s principal independent auditor prior to commencement of the specified service. Under the policy, the Audit Committee must pre-approve the provision of services by the Company’s principal auditor prior to commencement of the specified service. The requests for pre-approval are submitted to the Audit Committee by the Chairman of the Board, President and Chief Executive Officer, the Chief Financial Officer, or a designee of either with a statement as to whether, in their view, the request is consistent with the SEC rules on auditor independence. All of the services performed by KPMG LLP during 2004 and 2003 were pre-approved by the Audit Committee.

STOCK PERFORMANCE GRAPH
      The following graph compares the cumulative total stockholder returns on the Company’s Common Stock for the five year period covering December 31, 1999 through December 31, 2004, on a quarterly basis, with the cumulative total return of The Nasdaq Stock Market — US (the “Nasdaq Market”) Index and the RDG Software Composite Index for the same period.
Comparison of Five-Year Cumulative Total Return Among (1) the Company,
(2) the Nasdaq Market Index and (3) the RDG Software Composite Index

Ultimate Software Group -NASNM

	Cumulative Total Return
	12/99	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03	6/03	9/03	12/03	3/04	6/04	9/04	12/04
THE ULTIMATE SOFTWARE GROUP, INC.	100.00	69.38	69.85	68.42	18.18	31.58	38.66	27.71	29.78	34.22	25.19	23.35	26.41	30.24	38.96	64.00	67.14	104.11	77.70	94.01	97.07
NASDAQ STOCK MARKET (U.S.)	100.00	106.80	92.54	77.85	60.30	51.09	51.68	33.63	45.49	44.84	34.59	28.15	26.40	23.68	29.40	35.87	38.36	41.34	39.69	37.79	40.51
RDG SOFTWARE COMPOSITE	100.00	102.89	89.65	86.36	60.06	46.60	61.27	38.42	51.30	47.84	37.32	28.51	35.13	33.58	38.62	41.20	44.06	41.78	44.68	41.97	48.06

(1)	Assumes the investment of $100 on December 31, 1999 and reinvestment of dividends (no dividends were declared on the Company’s Common Stock during the period).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      See “Compensation Committee Interlocks and Insider Participation” in this Proxy Statement.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such executive officers, directors and greater than 10% beneficial owners are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors and greater than 10% beneficial owners were met during 2004, except that Messrs. Scott Scherr,

Marc D. Scherr and Mitchell K. Dauerman each inadvertently failed to report on a timely basis a single Stock Option grant to purchase shares of the Company’s Common Stock issued on October 20, 2004. A Form 5 was subsequently filed on February 11, 2005 with the SEC for each of Messrs. Scott Scherr, Marc D. Scherr and Mitchell K. Dauerman reporting the respective transactions.
STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
      Under the rules of the SEC, any proposal by a stockholder to be presented at the 2006 Annual Meeting of Stockholders and to be included in the Company’s Proxy Statement must be received at the Company’s principal corporate office: 2000 Ultimate Way, Weston, Florida 33326, no later than the close of business on December 9, 2005. Proposals should be sent to the attention of the Secretary of the Company. Any such stockholder proposal must comply with the applicable rules of the SEC.
      Under the Company’s By-Laws, proposals of Stockholders not included in the proxy materials may be presented at the 2006 Annual Meeting of Stockholders only if the Company’s Secretary has been notified of the nature of the proposal and is provided certain additional information at least sixty days but not more than ninety days prior to April 8, 2006, the first anniversary of the Proxy Statement in connection with the 2005 Annual Meeting of Stockholders (subject to exceptions if the 2006 Annual Meeting is advanced by more than thirty days and the proposal is a proper one for stockholder action).
OTHER MATTERS
Financial Statements
      A copy of the Company’s Annual Report to Stockholders, including therewith a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, is being provided to stockholders of the Company with this Proxy Statement.
Other
      The Company is not aware of any other matters that may come before the Annual Meeting. If other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Directors:

Vivian Maza
Secretary
Weston, Florida
April 8, 2005

Appendix A
THE ULTIMATE SOFTWARE GROUP, INC.
2005 EQUITY AND INCENTIVE PLAN

1.	PURPOSE
      The Ultimate Software Group, Inc., a Delaware corporation (together with its affiliates and subsidiaries, the “Company”), hereby establishes an equity and incentive plan to be known as The Ultimate Software Group, Inc. 2005 Equity and Incentive Plan (the “Plan”), as set forth in this document. The objectives of the Plan are (i) to provide a vehicle for compensating the Company’s key personnel by giving them the opportunity to acquire a proprietary interest in the Company’s Common Stock by receiving equity-based incentive compensation; (ii) to provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased stockholder value; (iii) to attract, motivate and retain key employees, non-employee directors and other service providers by maintaining competitive compensation levels; and (iv) to provide an incentive to management for continuous employment with or service to the Company.

2.	DEFINITIONS
      Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

(a) “Award” means an award of an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award, Stock Award or Performance Award granted under the Plan.

(b) “Award Agreement” means an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” shall have the meaning set forth in Section 14.2 hereof.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the Compensation Committee of the Board or a successor thereof, or any other committee of the Board appointed by the Board to administer the Plan from time to time.

(g) “Common Stock” means the Company’s Common Stock, par value $.01 per share.

(h) “Company” means The Ultimate Software Group, Inc., a Delaware corporation.

(i) “Date of Grant” means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of the Award.

(j) “Director Fee Option” means an Option granted in lieu of certain directors’ fees under Section 13 of the Plan.

(k) “Disability” means a condition in which a Participant is considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

(l) “Eligible Person” means any person who is an employee, officer, director, consultant or advisor of the Company or any Subsidiary, as determined by the Committee, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant or advisor of the Company or any Subsidiary.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” with respect to the value of a share of Common Stock as of a particular day, shall mean the last reported sale price (as reported on the NASDAQ) of the Common Stock on such day (unless such day is not a trading day, in which case, on the last trading day immediately preceding such day on which the Common Stock is traded on the NASDAQ). If the Common Stock is not listed on the NASDAQ, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

(o) “Incentive Stock Option” means an Option to purchase shares of Common Stock granted under Section 0 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

(p) “NASDAQ” means The Nasdaq Stock Market’s National Market.

(q) “Non-Employee Director” means any member of the Board who is not an officer or employee of the Company.

(r) “Nonqualified Stock Option” means an Option to purchase shares of Common Stock granted under Section 0 hereof that is not an Incentive Stock Option.

(s) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

(t) “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

(u) “Performance Awards” means an Award under Section 11 hereof entitling a Participant to a payment in cash at the end of a performance period, if the performance and other conditions established by the Committee are satisfied.

(v) “Plan” means The Ultimate Software Group, Inc. 2005 Equity and Incentive Plan as set forth herein, as amended from time to time.

(w) “Prior Plan” means The Ultimate Software Group, Inc. Nonqualified Stock Option Plan, as amended and restated as of December 20, 2002.

(x) “Restricted Stock Award” means an Award under Section 8 hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

(y) “Section 162(m) Award” means any Award that is intended to qualify for the performance-based compensation exception under Section 162(m) of the Code and the regulations promulgated thereunder.

(z) “Stock Appreciation Right” means an Award under Section 7 hereof entitling a Participant to receive a payment, representing the difference between a base price per share and the Fair Market Value of a share of Common Stock on the date of exercise.

(aa) “Stock Award” means an Award under Section 10 hereof entitling a Participant to shares of Common Stock that are free of transfer restrictions and forfeiture conditions imposed by the Plan.

(bb) “Stock Unit Award” means an Award under Section 9 hereof entitling a Participant to a payment of a unit value based on the Fair Market Value of a share of Common Stock.

(cc) “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company, or any other affiliate of the Company that is so designated, from time to time, by the Committee; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.	ADMINISTRATION
      Section 3.1     Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. Solely to the extent deemed necessary or advisable by the Board, each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the NASDAQ, (ii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iii) an “outside director” under Section 162(m) of the Code. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.
      Section 3.2     Committee Authority. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is permitted by the Plan for the grant of an Award, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.
      Section 3.3     Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law and such other limitations as the Committee shall determine. In no event shall such authority be delegated with respect to Awards to any members of the Board or any Participant who the Committee determines may be subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. In the event that authority is delegated to an officer or officers in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or officers for such purpose.
      Section 3.4     Grants to Committee Members. Any Awards under the Plan made to Non-Employee Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

4.	SHARES SUBJECT TO THE PLAN
      Section 4.1     Share Limitation. Upon approval of the Plan by the stockholders of the Company, no further grants may be made under the Prior Plan, but awards made under the Prior Plan shall remain outstanding in accordance with their terms. Subject to adjustment pursuant to 0 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be the lesser of (i) the number of shares of Common Stock that remain authorized for issuance and that are not subject to outstanding stock options under the Prior Plan on the date the Plan is approved by the Company’s stockholders and (ii) 2,500,000 shares. Shares of Common

Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award under the Plan or any stock option under the Prior Plan payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitation and may again be made subject to Awards under the Plan pursuant to such limitation. In addition, any shares of Common Stock exchanged by a Participant or withheld from a Participant as full or partial payment to the Company of the exercise price or tax withholding upon exercise or payment of an Award under the Plan or any stock option under the Prior Plan shall be added to the foregoing maximum share limitation and may be made subject to Awards under the Plan pursuant to such limitation. Any Awards under the Plan settled in cash shall not be counted against the foregoing maximum share limitation. Notwithstanding the foregoing, the maximum number of shares of Common Stock that may be returned or added to the aggregate share reserve under the Plan upon the termination, forfeiture, cancellation or other disposition of a stock option granted under the Prior Plan shall be limited to 6,000,000 shares.
      Section 4.2     Adjustments. If there shall occur any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation or other change in corporate structure affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in 0 hereof, (ii) the maximum number and kind of shares or units set forth in Sections 6.1, 7.1, 8.1, 9.1 and 10.1 hereof, (iii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iv) the price for each share or unit or other right subject to then outstanding Awards, (v) the performance measures or goals relating to an Award and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

5.	ELIGIBILITY AND AWARDS
      All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has the authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares or units subject to the Awards that are granted under the Plan. To the extent deemed necessary by the Committee, an Award will be evidenced by an Award Agreement as described in Section 15.1 hereof.

6.	STOCK OPTIONS
      Section 6.1     Grant of Option. An Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of 0 hereof and Section 422 of the Code, each Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option. The maximum number of shares of Common Stock that may be subject to Options granted to any Participant during any calendar year shall be limited to 500,000 shares (subject to adjustment as provided in Section 4.2 hereof).
      Section 6.2     Exercise Price. The exercise price under any Option granted to Participants under the Plan shall be equal to 100 percent of the Fair Market Value per share of the Common Stock on the Date of Grant, or such other amount as may be determined by the Committee.
      Section 6.3     Vesting; Term of Option. The Committee, in its sole discretion, shall prescribe the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and/or exercisable, and may accelerate the exercisability of any Option at any time. The period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in an Award Agreement. An Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s employment or other service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for cause or any other reason.
      Section 6.4     Option Exercise; Tax Withholding. Subject to such terms and conditions as shall be specified in an Award Agreement, an Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price therefor. Payment of the exercise price shall be made in the manner set forth in the Award Agreement, unless otherwise provided by the Committee: (i) in cash or by cash equivalent acceptable to the Committee, (ii) by payment in shares of Common Stock that have been held by the Participant for at least six months (or such other period as the Committee may deem appropriate for purposes of applicable accounting rules), valued at the Fair Market Value of such shares on the date of exercise, (iii) through an open-market broker-assisted transaction, (iv) by a combination of the foregoing methods, or (v) by such other method as may be approved by the Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax and employment tax amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price of the Options as may be approved by the Committee and set forth in the Award Agreement.
      Section 6.5     Limited Transferability of Nonqualified Options. All Options shall be nontransferable except (i) upon the Participant’s death, by the Participant’s will or the laws of descent and distribution or (ii) in the case of Nonqualified Stock Options only, on a case-by-case basis as may be approved by the Committee in its discretion, in accordance with the terms provided below. An award for a Nonqualified Stock Option may provide that the Participant shall be permitted to, during his or her lifetime and subject to the prior approval of the Committee at the time of proposed transfer, transfer all or part of the Option to the Participant’s “family member,” as defined in the Award Agreement in a manner consistent with the requirements for the Form S-8 registration statement under the Securities Act of 1933, which may include a trust for the benefit of a Participant and/or a Participant’s family member. The transfer of a Nonqualified Stock Option may be subject to such other terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of an Option shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.
      Section 6.6     Additional Rules for Incentive Stock Options.
      (i) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee of the Company or any Subsidiary for purposes of Treasury Regulation §1.421-7(h).
      (ii) Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.
      (iii) Ten Percent Stockholders. If an Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (a) the Option exercise price per share shall in no event be less than 110 percent of the Fair Market Value of the Common Stock on the date of such grant and (b) such Option shall not be exercisable after the expiration of five years following the date such Option is granted.
      (iv) Termination of Employment. An Award of an Incentive Stock Option may provide that such Option may be exercised not later than 3 months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.
      (v) Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.
      (vi) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the issuance of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.
      Section 6.7     Repricing of Stock Options Prohibited. The Committee shall not cause the cancellation, substitution or amendment of an Option that would have the effect of reducing the exercise price of an Option previously granted under the Plan, or otherwise approve any modification to an Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ, except in accordance with an adjustment permitted under Section 4.2 hereof.

7.	STOCK APPRECIATION RIGHTS
      Section 7.1     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. A Stock Appreciation Right granted to an Eligible Person is an Award in the form of a right to receive, upon settlement or exercise of the right but without other payment, an amount based on appreciation in the Fair Market Value of shares of Common Stock over a base price established for the Award. Stock Appreciation Rights shall be settled or exercisable at such time or times and upon conditions as may be approved by the Committee, provided that the Committee may accelerate the settlement or exercisability of a Stock Appreciation Right at any time. The maximum number of shares of Common Stock that may be subject to Stock Appreciation Rights granted to any Participant during any calendar year shall be limited to 500,000 shares (subject to adjustment as provided in Section 4.2 hereof).
      Section 7.2     Vesting; Term; Base Price of Stock Appreciation Rights. A Stock Appreciation Right shall be settled or exercisable at such time or times as determined by the Committee, but in no event after 10 years from the Date of Grant. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant.
      Section 7.3     Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon settlement or exercise of the Stock Appreciation Right, as applicable, to receive payment of an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of settlement or exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is settled or exercised. Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in cash, in shares of Common Stock valued at their Fair Market Value on the date of settlement or exercise, as applicable, or in a combination of cash and shares of Common Stock, subject to applicable tax withholding requirements.

      Section 7.4     Repricing of Stock Appreciation Rights Prohibited. The Committee shall not cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to a Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ, except in accordance with an adjustment permitted under Section 4.2 hereof.

8.	RESTRICTED STOCK AWARDS
      Section 8.1     Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. A Restricted Stock Award granted to an Eligible Person represents shares of Common Stock that are issued subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price. The Committee may grant Restricted Stock Awards that are Section 162(m) Awards, as well as Restricted Stock Awards that are not Section 162(m) Awards. The maximum number of shares of Common Stock that may be subject to Restricted Stock Awards granted to a Participant during any one calendar year shall be limited to 250,000 shares (subject to adjustment as provided in Section 4.2 hereof).
      Section 8.2     Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award at any time. Such vesting requirements may be based on the continued employment of the Participant with the Company or its Subsidiaries for a specified time period or periods. Such vesting requirements may also be based on the attainment of specified performance goals or measures established by the Committee in its sole discretion. In the case of any Restricted Stock Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in Section 12.2 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 12.3 hereof. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee.
      Section 8.3     Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.
      Section 8.4     Rights as Stockholder. Subject to the foregoing provisions of this Section 0 and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.
      Section 8.5     Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.	STOCK UNIT AWARDS
      Section 9.1     Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. A Stock Unit Award is an Award to an Eligible Person of a number of hypothetical share units with respect to shares of Common Stock that are granted subject to such vesting and transfer restrictions and conditions of payment as the Committee shall determine and set forth in an Award Agreement. The value of each unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on any applicable date of determination. The Committee may grant Stock Unit Awards that are Section 162(m) Awards, as well as a Stock Unit Awards that are not Section 162(m) Awards. The maximum number of units that may be subject to Stock Unit Awards granted to a Participant during any one calendar year shall be limited to 250,000 units (subject to adjustment as provided in Section 4.2 hereof). A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted, at the discretion of the Committee, together with a dividend equivalent right with respect to the same number of shares of Common Stock.
      Section 9.2     Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall determine, in its sole discretion, any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement, provided that the Committee may accelerate the vesting of a Stock Unit Award at any time. Vesting requirements may be based on the continued employment of the Participant with the Company or its Subsidiaries for a specified time period or periods. Vesting requirements may also be based on the attainment of specified performance goals or measures established by the Committee in its sole discretion. In the case of any Stock Unit Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in Section 12.2 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 12.3 hereof. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date.
      Section 9.3     Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. The payment with respect to each share unit under a Stock Unit Award shall be determined by reference to the Fair Market Value of one share of Common Stock on each applicable payment date. Payment may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof, subject to applicable tax withholding requirements. In accordance with Section 15.4 hereof, the Committee may permit a Participant to defer the receipt of payment under a Stock Unit Award until such date or event as may be elected by the Participant in accordance with rules established by the Committee.
      Section 9.4     No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares subject to a Stock Unit Award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10.	STOCK AWARDS
      Section 10.1     Grant of Stock Awards. A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award may be granted for past services, in lieu of bonus or other cash compensation, directors’ fees or for any other valid purpose as determined by the Committee. A Stock Award granted to an Eligible Person represents shares of Common Stock that are issued free of restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the Plan and the Award Agreement. The Committee may, in connection with any Stock Award, require the payment of a specified purchase price. The Committee may grant Stock Awards that are Section 162(m) Awards, as well as Stock Awards that are not Section 162(m) Awards. The maximum number of shares of Common Stock that may be subject to Stock Awards granted to a Participant during any one calendar year shall be limited to 250,000 shares (subject to adjustment as provided in Section 4.2 hereof).

      Section 10.2     Rights as Stockholder. Subject to the foregoing provisions of this Section 10 and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to him under a Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

11.	PERFORMANCE AWARDS
      Section 11.1     Grant of Performance Awards. The Committee may grant Performance Awards under the Plan, which shall represent the right to receive a payment in cash if performance goals established by the Committee for a performance period are satisfied. The Committee may grant Performance Awards that are Section 162(m) Awards, as well as Performance Awards that are not Section 162(m) Awards. At the time a Performance Award is granted, the Committee shall determine, in its sole discretion, the applicable performance period and performance goals to be achieved during the performance period, as well as such other conditions as the Committee deems appropriate. The Committee may also determine a target payment amount or a range of payment amounts for each Award. The performance goals applicable to a Performance Award grant may be subject to adjustments as the Committee shall deem appropriate to reflect significant unforeseen events, such as changes in law, accounting practices or unusual or nonrecurring items or occurrences. The Committee’s authority to make such adjustments shall be subject to such limitations as the Committee deems appropriate in the case of a Performance Award that is a Section 162(m) Award. In the case of any Performance Award that is a Section 162(m) Award, performance goals shall be based upon the performance criteria identified in Section 12.2 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 12.3 hereof. The maximum amount of cash compensation that may be paid to a Participant during any one calendar year under Performance Awards shall be $2,000,000.
      Section 11.2     Payment of Performance Awards. At the end of the performance period, the Committee shall determine the extent to which performance goals have been attained, or a degree of achievement between minimum and maximum levels, in order to establish the level of payment to be made, if any. Payments of Performance Awards shall generally be made as soon as practicable following the end of the performance period, subject to any tax withholding requirements.

12.	SECTION 162(m) AWARDS
      Section 12.1     Awards. Awards of Options and Stock Appreciation Rights granted under the Plan are intended by their terms to qualify as Section 162(m) Awards. Restricted Stock Awards, Stock Unit Awards, Stock Awards and Performance Awards granted under the Plan may qualify as Section 162(m) Awards if the Awards are granted or become payable or vested based upon pre-established performance goals in accordance with this Section 12.
      Section 12.2     Performance Criteria. In the case of a Restricted Stock Award, Stock Unit Award, Stock Award or Performance Award that is intended to be a Section 162(m) Award, the performance criteria upon which the grant, payment or vesting may be based shall be limited to one or more of the following performance measures, which may be applied with respect to the Company, any Subsidiary or any business unit: annual recurring revenues; recurring revenues; services revenues; license revenues; net or gross revenue; operating expenses; cash flow; total earnings; earnings per share, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross or operating margin; return on equity; return on capital; return on investment; market share; economic value added; stock price; and total stockholder return. The foregoing performance criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any items specified by the Committee, including but not limited to any or all of the following items: discontinued operations, extraordinary, unusual or non-recurring items, effects of accounting changes, effects of currency or interest rate fluctuations, effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities), changes in tax rates, expenses for restructuring or productivity initiatives, litigation losses, non-operating items, effects of acquisitions or divestitures and changes of law or regulation affecting the Company’s business. The foregoing performance measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years, or related to other companies or indices, or as ratios expressing relationships between two or more performance measures. In the case of Awards that are not Section 162(m) Awards, the Committee may designate performance criteria from among the foregoing or such other performance criteria as it shall determine in its sole discretion.
      Section 12.3     Section 162(m) Requirements. In the case of a Restricted Stock Award, Stock Unit Award, Stock Award or Performance Award that is intended to be a Section 162(m) Award, the Committee shall make such determinations with respect to an Award as required by Section 162(m) of the Code within 90 days after the beginning of the performance period (or such other time period as is required under Section 162(m) of the Code). As and to the extent required by Section 162(m) of the Code, the terms of an Award that is a Section 162(m) Award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the Award, and must preclude discretion to increase the amount of compensation payable under the terms of the Award (but may allow the Committee discretion to decrease the amount of compensation payable).

13.	DIRECTOR FEE OPTIONS
      Section 13.1     Board Discretion. Subject to the express limitations of the Plan, the Board shall have authority in its discretion to determine the Non-Employee Directors of the Company to whom, and the time or times at which, Options may be granted, the number of shares subject to each Option, the exercise price of an Option, the time or times at which an Option will become vested and exercisable, the duration of an Option, and all other terms of an Option. Unless otherwise provided by the Board and set forth in an Award Agreement, Non-Employee Directors of the Company shall be granted Director Fee Options in accordance with the provisions of this Section 13.
      Section 13.2     Grant of Director Fee Option. Subject to Sections 13.1 and 13.7 hereof, as of each Date of Grant (determined under Section 13.3 hereof), each Non-Employee Director of the Company shall receive a grant of a Director Fee Option at an exercise price (determined under Section 13.4 hereof) to purchase a number of shares of Common Stock (determined under Section 13.5 hereof) in lieu of directors’ fees which such Non-Employee Director earned during the calendar quarter ending immediately prior to such Date of Grant.
      Section 13.3     Date of Grant. The Date of Grant of a Director Fee Option shall be the first business day of the calendar quarter immediately following the calendar quarter during which directors’ fees are earned by a Non-Employee Director, with the first such Date of Grant to be January 3, 2005.
      Section 13.4     Exercise Price. The exercise price of each share of Common Stock subject to a Director Fee Option shall be 30% of the Fair Market Value of a share of Common Stock on the applicable Date of Grant, or such other amount as may be determined by the Board. Payment of the exercise price shall be determined in accordance with the provisions of Section 6.4 hereof.
      Section 13.5     Number of Shares. The number of shares of Common Stock subject to any Director Fee Option shall equal (i) the dollar amount of the Non-Employee Director’s fees which were earned during the calendar quarter ending immediately prior to the Date of Grant, divided by (ii) the excess of the Fair Market Value of a share of Common Stock on the applicable Date of Grant over the exercise price of the Director Fee Option (determined in accordance with Section 13.4 hereof), rounded to the nearest whole share.
      Section 13.6     Vesting. Each Director Fee Option shall be fully vested on the Date of Grant.
      Section 13.7     Exercise. A Director Fee Option shall first become exercisable on the earliest to occur of the following events: (i) the fifth anniversary of the Date of Grant, (ii) the date on which the Non-Employee Director ceases to be a member of the Board, and (iii) the effective date of a Change in Control; and shall remain exercisable for the period specified in the Award Agreement as provided by the Committee at the time of grant. To the extent that a Director Fee Option is not exercised within the applicable time period (or is not otherwise settled in accordance with Section 13.8 hereof), such Director

Fee Option shall be terminated and the Non-Employee Director’s rights thereunder shall be automatically forfeited.
      Section 13.8     Cash Settlement. Notwithstanding the provisions of 0 hereof, the Committee may, in its discretion, cancel the right of a Non-Employee Director to exercise a Director Fee Option upon or following the occurrence of an exercise event as described in Section 13.7 hereof in exchange for a cash payment to the Non-Employee Director equal to the product of (i) the number of shares of Common Stock subject to the Director Fee Option being cancelled, multiplied by (ii) the excess of the per share Fair Market Value of the Common Stock on the date of cancellation of the Director Fee Option over the exercise price per share of the Director Fee Option.

14.	CHANGE IN CONTROL
      Section 14.1     Effect of Change in Control. The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” (as defined below) on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. Unless otherwise provided by the Committee and set forth in the Award Agreement, upon a Change in Control, (i) each outstanding Option and Stock Appreciation Right, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, (ii) each Restricted Stock Award shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse, and (iii) each outstanding Stock Unit Award, Stock Award and Performance Award shall become immediately and fully vested and payable.
      Section 14.2     Definition of Change in Control. For purposes of this Agreement, a “Change in Control” shall be deemed to have occurred upon:
           (i) the consummation of any consolidation or merger of the Company pursuant to which the stockholders of the Company immediately prior to the merger or consolidation do not represent, immediately after the merger or consolidation, the beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) of 50% or more of the combined voting power of the Company’s (or the surviving entity’s) then outstanding securities ordinarily (and apart from rights occurring in special circumstances) having the right to vote in the election of directors;
           (ii) the consummation of any sale, lease, exchange or transfer (in any single transaction or series of related transactions) of all or substantially all of the assets or business of the Company and its Subsidiaries; or
           (iii) the occurrence of any event the result of which is that any “person” (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than (A) the Company or any Subsidiary, or (B) any employee benefit plan sponsored by the Company or any Subsidiary, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender, leveraged buyout or exchange offer, open market purchases, privately negotiated purchases, other arrangements or understandings or otherwise.

15.	GENERAL PROVISIONS
      Section 15.1     Form of Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement shall also set forth the effect on an Award of termination of employment under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
      Section 15.2     Forfeiture Events. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.
      Section 15.3     No Assignment or Transfer; Beneficiaries. Except as provided in Section 6.5 hereof, Awards under the Plan shall not be assignable or transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant, an Award shall be exercised only by such Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.
      Section 15.4     Deferrals of Payment. The Committee may permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish the rules and procedures relating to such deferral, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.
      Section 15.5     Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in 0 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.
      Section 15.6     Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person any right to continue in the service of the Company or any of its Subsidiaries, or to serve as a director thereof, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Participant’s employment or other service relationship for any reason at any time.
      Section 15.7     Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.
      Section 15.8     Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement shall specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.
      Section 15.9     Unfunded Plan. The adoption of the Plan and any setting aside of cash amounts or shares of Common Stock by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. The benefits provided under the Plan shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any interest in any assets of the Company by virtue of the Plan, except as a general unsecured creditor of the Company. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors, to discharge its obligations under the Plan.
      Section 15.10     Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of any such plan.
      Section 15.11     Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, his or her executor, administrator and permitted transferees and beneficiaries.
      Section 15.12     Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Sections hereof are inserted for convenience and reference and constitute no part of the Plan.
      Section 15.13     Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
      Section 15.14     Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.
      Section 15.15     Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

16.	EFFECTIVE DATE, AMENDMENT AND TERMINATION
      Section 16.1     Effective Date. The Plan shall become effective following its adoption by the Board and upon its approval by the Company’s stockholders. The term of the Plan shall be 10 years from the date of such adoption by the Board, subject to Section 16.3 hereof.
      Section 16.2     Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that the Board may seek the approval of any amendment or modification by the Company’s stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the NASDAQ or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.
      Section 16.3     Termination. The Plan shall terminate on December 15, 2014, which is the date immediately preceding the tenth anniversary of the date of the Plan’s adoption by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

THE ULTIMATE SOFTWARE GROUP, INC.

Appendix B
THE ULTIMATE SOFTWARE GROUP, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AMENDED AND RESTATED CHARTER

I.	PURPOSE
      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by: reviewing the financial reports and other financial information provided by the Corporation to the shareholders, any governmental body or the public; reviewing the Corporation’s systems of internal controls regarding finance and accounting that management and the Board of Directors have established; selecting and reviewing the performance of independent accountants and overseeing the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.	COMPOSITION AND ORGANIZATION
      The Audit Committee shall be composed of three or more directors appointed by the Board of Directors, each of whom shall be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules adopted thereunder by the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers, Inc (“NASD”) corporate governance rules.
      All members of the Committee shall be able to read and understand fundamental financial statements; including the Corporation’s balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall satisfy the applicable Nasdaq financial sophistication requirement pursuant to NASD Rule 4350(d)(2). and qualify as an audit committee financial expert pursuant to Item 401(h) of Regulation S-K. In addition, no member of the Committee shall have participated in the preparation of the Corporation’s financial statements (or any subsidiary) at any time during the past three years.
      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee will meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believes should be discussed privately.

III.	RESPONSIBILITIES AND DUTIES
      To fulfill its responsibilities and duties, the Committee shall:
      1. Review and assess the adequacy of this Charter periodically, at least annually, as conditions dictate.
      2. Review the Corporation’s annual and quarterly financial statements, quarterly earnings press releases, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any material reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants. If deemed appropriate, recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year.
      3. Review with financial management and the independent accountants each Form 10-Q and Form 10-K prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of such review.

      4. Prepare a report for inclusion in the Corporation’s annual Proxy Statement that describes the Committee’s responsibilities and how they were discharged and that otherwise meets the requirements of all relevant rules and regulations promulgated by the SEC.
      5. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged to prepare or issue an audit report or perform other audit, review or attest services for the Corporation. The independent accountants shall report directly to the Committee.
      6. Pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.
      7. Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Corporation, consistent with Independence Standards Board Standard 1. Review and discuss this statement and actively engage in a dialogue with the accountants to determine the accountants’ independence with respect to any disclosed relationship or services that may impact their objectivity and independence. If necessary, take appropriate action, or recommend that the Board of Directors take appropriate action in response to the accountants’ written statement to ensure the accountants’ independence.
      8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.
      9. In consultation with the independent accountants, review the scope, adequacy and effectiveness of the Corporation’s financial reporting processes, including the surrounding internal controls over financial reporting.
      10. Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.
      11. Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or management.
      12. Establish regular and separate systems of reporting to the Committee by management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.
      13. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
      14. Review and resolve any disagreement between management and the independent accountants regarding financial reporting.
      15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee or the Board of Directors, have been implemented.
      16. Review, with the Corporation’s general counsel, legal compliance matters including corporate securities trading policies.
      17. Review, with the Corporation’s general counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

      18. Have the power to conduct or authorize investigation into any matters within the Committee’s scope of responsibility. The Committee shall be empowered to engage and determine funding for independent counsel, accountants and other advisors, as it determines necessary to carry out its duties. The Corporation shall provide appropriate funding to the Committee, as determined by the Committee, for payment of (1) compensation to the independent accountants for services approved by the Committee, (2) compensation to any outside advisers retained by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
      19. Conduct an appropriate review of all related party transactions as defined in Item 404 of Regulation S-K for potential conflict of interest situations on an ongoing basis and approve all such transactions.
      20. Establish policies for the hiring of employees and former employees of the independent auditor.
      21. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

IV.	COMMUNICATION PROCEDURES
      Any communication or complaints by the Corporation or its employees regarding questionable accounting or auditing matters may be submitted confidentially and anonymously to the Chairman of the Audit Committee, The Ultimate Software Group, Inc., 2000 Ultimate Way, Weston, Florida 33326.

UTS-PS-05

THE ULTIMATE SOFTWARE
GROUP, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.	ë	ZUTS31

							FOR	AGAINST	ABSTAIN
1.	To elect two directors to serve until the 2008 Annual Meeting. NOMINEES: (01) LeRoy A. Vander Putten (02) Robert A. Yanover				2.	To approve The Ultimate Software Group, Inc.’s 2005 Equity and Incentive Plan.	☐	☐	☐
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
						MARK HERE IF YOU PLAN TO ATTEND THE MEETING			☐
	☐___________________________ For all nominee(s) except as written above					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐
PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date:

ZUTS32

DETACH HERE

PROXY

THE ULTIMATE SOFTWARE GROUP, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, revoking all prior proxies, hereby appoints Mitchell K. Dauerman and Vivian Maza, with full power of substitution, as proxies to represent and vote, as designated herein, all the shares of stock of The Ultimate Software Group, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at 2000 Ultimate Way, Weston, Florida, on Tuesday, May 17, 2005, at 10:00 a.m. (E.D.T.), and at any adjournment thereof (the “Annual Meeting”).

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF THE NOMINEES NAMED HEREIN AND FOR THE APPROVAL OF THE 2005 EQUITY AND INCENTIVE PLAN. Attendance of the undersigned at the Annual Meeting will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company prior to the Annual Meeting or shall vote in person at the Annual Meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE